                                                                    EXHIBIT 10.2

                       AMENDMENT NO. 1 TO VOTING AGREEMENT

            AMENDMENT NO. 1 TO VOTING AGREEMENT (this "AGREEMENT"),  dated as of
March  3,  2005,  by and  among  ____________________  ("STOCKHOLDER"),  Concord
Associates Limited Partnership ("CONCORD") and Sullivan Resorts LLC ("SULLIVAN,"
together  with  Concord and their  respective  affiliates  that own or lease any portion of the Resort Properties, "TRANSFERORS").

            WHEREAS,  Stockholder,  Concord,  and  Sullivan  entered  into  that certain  Voting  Agreement,  dated  as  of  November  12,  2004  (the  "ORIGINAL
AGREEMENT");

            WHEREAS, capitalized terms used herein without definition shall have the meanings set forth in the Original Agreement;

            WHEREAS,  the parties hereto desire to amend the Original  Agreement as provided herein;.

            NOW  THEREFORE,  in  consideration  of the  foregoing and the mutual covenants and agreements set forth herein,  the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

            1. The following  shall be added as the new third (3rd)  sentence to
Section 2 of the Original Agreement:

            "Notwithstanding  the  foregoing,  Stockholder  shall be entitled to grant  a lien or  security  interest  (an  "Encumbrance")  to a bank,  insurance company,  securities  firm or similar  financial  institution  (collectively,  a
"Secured  Party"),  or agree or  contract to grant an  Encumbrance  to a Secured
Party,  free and clear of this  Agreement (but subject to proviso  below),  on a number of Shares  constituting,  in the  aggregate,  not more than fifty percent
(50%) of the Shares with respect to which  Stockholder  owns and/or  directly or indirectly  controls the right to Transfer or grant an Encumbrance (which number of Shares is set forth on EXHIBIT A to the Original  Agreement) (any such Shares pledged by Stockholder  pursuant to this sentence shall be referred to herein as
"Pledged  Shares"),  and, at the request of a Secured Party,  the Pledged Shares shall  be  placed  in the name of such  Secured  Party;  provided  that (1) such
Encumbrance  (including  placing the  Pledged  Shares in the name of the Secured
Party)  would  not  invalidate  any of  Stockholder's  voting  power or  prevent
Stockholder   from  fulfilling  its  obligations   under  this  Agreement,   (2)
Stockholder  shall  provide  Transferors  with  prior  written  notice  of  such
Encumbrance,  which  notice  shall set forth the  material  terms of the related financing  transaction  (and any security  agreement  and other loan or security documents  creating or evidencing such  Encumbrance  shall be referred to herein collectively as the "Loan Documents"),  and (3) such Secured Party,  Stockholder and Transferors,  at the closing of the transaction  granting such  Encumbrance, shall enter into an agreement  reasonably  satisfactory to such parties pursuant to which  Transferors  shall have the right (but not the obligation) to purchase all or any portion of the Pledged  Shares that Secured Party intends to cause to be sold at a public or private  foreclosure  sale or otherwise  take title to in lieu of  foreclosure,  free and  clear of any  Encumbrance  and  other  liens or claims, at the then market price of such Pledged Shares,  prior to Secured Party conducting  a public  or  private  foreclosure  sale of the  Pledged  Shares  or otherwise exercising any remedy under the Loan Documents effecting a transfer of title to the Pledged  Shares,  provided  that  Transferors  shall  exercise such purchase right and close upon such purchase  within four (4) business days after written  notice from Secured Party to  Transferors  of an event of default under the Loan  Documents  and the intent of the Secured  Party to  exercise  remedies thereunder  (which  notice  shall not be given by Secured  Party to  Transferors until all of the Stockholder's  notice and cure periods under the Loan Documents shall have  expired);  and if  Transferors  shall fail to exercise such purchase right and close upon such  purchase  within such four (4)  business  day period, then  Secured  Party  shall  have the right to sell all or any  portion  of such
Pledged  Shares at a public or private  foreclosure  sale or exercise  any other remedy  available to Secured Party under the Loan  Documents,  free and clear of this  Agreement,  any and all voting  obligations  hereunder,  and any rights of
Transferors hereunder. Any such Pledged Shares purchased by Transferors pursuant to this section  shall be deemed to have been  conveyed by the  Stockholder,  as transferor (and not by the Secured Party)."

            2. The  following new Sections  6(c),  (d) and (e) shall be added to the Original Agreement:

            "(c)  Stockholder  represents  and  warrants to Newco,  Empire,  and
Tranferors  that it has not entered into, and prior to the Effective  Time, will not enter into, any agreement pursuant to which it has agreed to sell, exchange, transfer by gift or  otherwise  dispose of any of the Newco  Common  Stock to be received in the Merger. Notwithstanding the foregoing,  Stockholder may grant or may agree to grant certain  Encumbrances  on Shares in accordance with Section 2 hereof.  Stockholder  understands that Latham & Watkins LLP, as counsel to Newco and Empire, and Wachtell, Lipton, Rosen & Katz, as counsel to Transferors,  will rely on this  representation  and  warranty in  rendering  their  opinions as to certain  United States  federal  income tax  consequences  of the Merger and the
Contribution.  Capitalized terms used and not defined in this Section 6(c) shall have the  meanings  ascribed  to them in the  Agreement  and Plan of Merger  and
Contribution  dated as of March 3, 2005,  by and among  Empire,  Empire  Resorts
Holdings,   Inc.,   Empire  Resorts  Sub  Inc.,  and  Transferors  (the  "Merger
Agreement").

            (d) Stockholder  agrees to use  commercially  reasonable  efforts to file for and obtain any approvals applicable to Stockholder under the Hart Scott
Rodino Act to the  extent  required  in  connection  with the Merger  Agreement, subject to  Transferors'  obligation to pay certain of the filing fees and other costs therefor, as set forth in Section 5.24 of the Merger Agreement.

            (e) The  parties  agree and  confirm  that (i) the Merger  Agreement constitutes an "Additional Agreement" as the term "Additional Agreement" is used in the Voting Agreement, and (ii) the Letter Agreement shall be deemed to remain in effect for purposes of determining  the meaning of capitalized  terms used in the Voting Agreement but not defined therein."

            3. GOVERNING LAW. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance  with the laws of the State of Delaware.

            4.  COUNTERPARTS.  This  Agreement  may be executed in any number of counterparts,  each of which shall be deemed to be an original, but all of which

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together shall  constitute one  instrument.  Each  counterpart  may consist of a number of copies each signed by less than all, but  together  signed by all, the parties hereto.

            5.  ORIGINAL  AGREEMENT  RATIFIED.  Except as modified  herein,  the
Original  Agreement  is hereby  ratified by the parties and shall  remain in all respects in full force and effect.

                            [Signature Page Follows]

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            IN WITNESS  WHEREOF,  the parties have duly executed this  Amendment
Agreement as of the date first above written.

                                     STOCKHOLDER

                                     -----------------------------------------
                                     Name:

                                     CONCORD ASSOCIATES LIMITED
                                     PARTNERSHIP

                                     By:  Convention Hotels Inc.,
                                          as general partner

                                     By:
                                          --------------------------------------
                                          Name:  Louis R. Cappelli
                                          Title: President

                                     SULLIVAN RESORTS, LLC

                                     By:  Catskill Resort Group, LLC
                                          as Managing Member

                                          By: Cappelli Resorts LLC,
                                              as Managing Member

                                              By:
                                                  --------------------------
                                                  Louis R. Cappelli,
                                                  Managing Member

                                         By:  Melville-Catskill, LLC,
                                              as Managing Member

                                              By:  Reckson Strategic Venture
                                                   Partners, LLC,
                                                   as Managing Member

                                                   By:
                                                       -------------------------
                                                       Scott Rechler,
                                                       Authorized Signatory